PERKINS & MARIE CALLENDER'S INC.
REPORTS RESULTS FOR THE FIRST QUARTER ENDED APRIL 22, 2007

Memphis, TN, June 7, 2007 - Perkins & Marie Callender's Inc. (together with its consolidated subsidiaries, the "Company") is reporting today the unaudited financial results for its first quarter of 2007 ended April 22, 2007.

HIGHLIGHTS FOR THE FIRST QUARTER OF 2007 AS COMPARED TO THE FIRST QUARTER OF 2006 WERE:

    o Perkins franchisees opened four new restaurants during the first quarter of 2007 and closed three existing franchise locations. One Company-operated Perkins was closed during the first quarter of 2007. No opening or closing of Marie Callender's restaurants occurred in the first quarter of 2007.

    o Primarily due to the change in reporting period for Marie Callender's (see below), revenue increased by 6.9% from $166.7 million in the first quarter of 2006 to $178.3 million in the first quarter of 2007.

    o In the current quarter, the Company reported a net loss of $2.7 million compared to a net loss of $5.2 million in the first quarter of 2006.

J. Trungale, President and Chief Executive Officer of Perkins & Marie Callender's Inc., commented, "Sales growth in the first quarter of 2007 was challenging due to adverse weather conditions and consumer economic issues facing the entire industry. However, our continuing successful efforts to leverage the financial advantages resulting from the May 2006 combination of the Perkins & Marie Callender's brands have led to significant operating cost reductions. In addition, our 2007 development plan remains on target with the opening of four new restaurants in the quarter."

FIRST QUARTER OF 2007 FINANCIAL RESULTS

Revenues in the first quarter of 2007 increased 6.9% to $178.3 million from $166.7 million in the first quarter of 2006. The increase in revenues is primarily attributable to the change in reporting period for Marie Callender's restaurants. In 2006, Marie Callender's quarterly results were based on thirteen-week quarters. Starting in the first quarter of 2007, Marie Callender's adopted Perkins' reporting calendar, which is based on thirteen four-week accounting periods. Current and future year consolidated results consist of a first quarter including four four-week accounting periods; second, third and fourth quarters will typically consist of three four-week accounting periods.

Perkins' restaurants experienced a 1.3% decrease in comparable restaurant sales in the first quarter of 2007, resulting primarily from the comparison to strong first quarter 2006 comparable restaurant sales (+4.1%), which resulted in part from that period's very mild winter. Comparable restaurant sales at Marie Callender's restaurants were flat as compared to the first quarter of 2006.

Food costs for the first quarter of 2007 totaled 28.0% of food sales, down 0.6 percentage point from 28.6% in the first quarter of 2006. This cost reduction is due primarily to the improved purchasing leverage we gained from the merger of the two brands in May 2006. The overall decrease was comprised of a reduction in food costs within both the Perkins and Marie Callender's brands, as well as in our manufacturing segment. Perkins restaurant segment food cost in the first quarter of 2007 was 25.4% compared to 25.7% in the prior year's first quarter, and food cost at Marie Callender's restaurants for the first quarter of 2007 was 30.2% compared to 30.3% in the first quarter of 2006. Perkins' restaurants typically have a lower food cost as a percentage of food sales when compared to Marie Callender's restaurants since Perkins' restaurants have a higher proportion of breakfast menu items sold. These items generally have a lower food cost relative to their sales prices than lunch and dinner menu items.

Labor and benefits costs, as a percentage of food sales, increased by 0.1% to 34.5% for the first quarter of 2007. In the first quarter of 2007, a 0.7 percentage point decrease in the Perkins restaurant segment and a 0.4 percentage point decrease in the Marie Callender's restaurant segment were offset by a 2.5 percentage point increase in the manufacturing segment. Both the Perkins and Marie Callender's cost decreases resulted primarily from medical and workers' compensation expense reductions, which in turn were the result of the sharing of the brands' best practices. Labor and benefits were 35.9% and 35.0% of restaurant revenues for the respective Perkins and Marie Callender's restaurant segments in the first quarter of 2007.

Operating expenses for the first quarter of 2007 were $44.1 million, or 24.7% of total revenues, compared to $40.3 million, or 24.2% of total revenues, for the same quarter in 2006. This increase was primarily due to escalation of rent for Perkins properties included in the 2005 sale-leaseback transaction and an increase in the amount of bad debt expense in the Perkins franchise division. Increased expenses in outside services, supplies, and common area maintenance contributed to the increase at Marie Callender's restaurants.

General and administrative expenses were 8.0% of total revenues, a decrease of
0.1 percentage point from the first quarter of 2006. The decrease is due primarily to synergies achieved as part of the integration of the two brands during 2006. The general and administrative expense amount for the first quarter of 2007 was higher than 2006's first quarter because the 2007 period included sixteen weeks for Marie Callender's versus thirteen weeks for the 2006 period.

Transaction costs represent internal and external expenses related to the acquisition of The Restaurant Company ("TRC"), the previous name of Perkins & Marie Callender's Inc., in September 2005 by an affiliate of Castle Harlan Partners IV, L.P., and the merger of TRC and Wilshire Restaurant Group, Inc. ("WRG") in May 2006. Transaction costs were $184,000 in the first quarter of 2007 compared to $554,000 in the first quarter of 2006.

Depreciation and amortization was 4.0% of revenues in the current year's first quarter and 3.7% of revenues in the first quarter of 2006. The increase was partially attributable to the step-up in the basis of TRC's fixed assets associated with the acquisition of TRC in September 2005, as well as normal asset additions capitalized throughout the year.

Interest, net was 5.3% of revenues in the current quarter compared to 7.0% in the first quarter of 2006. The decrease is mainly due to the repayment of WRG's indebtedness with proceeds of the term loan obtained in connection with the May 2006 merger of TRC and WRG. Interest rates on WRG's indebtedness were significantly higher than the interest rates on the term loan.

ADJUSTED EBITDA

The Company defines adjusted EBITDA as net income before income tax expense, interest expense (net), depreciation and amortization, transaction costs, gain/loss on the disposition of assets, asset write-downs, lease termination expense and other income and expense items unrelated to operating performance. The Company considers adjusted EBITDA to be an important measure of performance from core operations because adjusted EBITDA excludes various income and expense items that are not indicative of the Company's operating performance. The Company believes that adjusted EBITDA is useful to investors in evaluating the Company's ability to incur and service debt, make capital expenditures and meet working capital requirements. The Company also believes that adjusted EBITDA is useful to investors in evaluating the Company's operating performance compared to that of other companies in the same industry, as the calculation of adjusted EBITDA eliminates the effects of financing, income taxes and the accounting effects of capital spending, all of which may vary from one company to another for reasons unrelated to overall operating performance. The Company's calculation of adjusted EBITDA is not necessarily comparable to that of other similarly titled measures reported by other companies. Adjusted EBITDA is not a presentation made in accordance with U.S. generally accepted accounting principles and accordingly should not be considered as an alternative to, or more meaningful than, earnings from operations, cash flows from operations or other traditional indications of a company's operating performance or liquidity. The following table provides a reconciliation of net loss to adjusted EBITDA.

                                               First Quarter      First Quarter
                                                    Ended             Ended
(unaudited; in thousands)                      April 22, 2007     April 16, 2006
                                              ----------------------------------

NET LOSS                                       $   (2,749)         $ (5,224)
Provision for income taxes                              -                 -
Interest, net                                       9,481            11,748
Depreciation and amortization                       7,121             6,093
Transaction costs                                     184               554
Asset write-down                                      146                 9
(Gain) loss on disposition of assets                    9               (55)
Pre-opening expenses                                  164                26
Management fees                                     1,101               997
Store closure expenses                                (19)                -
Lease termination                                       -               366
                                              ----------------------------------
ADJUSTED EBITDA                                $   15,438          $ 14,514
                                              ==================================

 NOTE: First quarter 2007 includes sixteen operating weeks for Marie Callender's versus thirteen operating weeks in the first quarter of 2006.

ABOUT THE COMPANY

Perkins & Marie Callender's Inc., formerly TRC, operates two restaurant concepts: (1) mid-scale, full-service family dining restaurants, which serve a wide variety of high quality, moderately priced breakfast, lunch and dinner entrees, under the name Perkins Restaurant and Bakery, which were historically owned by TRC and (2) mid-priced, casual-dining restaurants specializing in the sale of pie and other bakery items under the name Marie Callender's Restaurant and Bakery, which were historically owned by Wilshire Restaurant Group ("WRG"). As of April 22, 2007, the Company owned and operated 154 Perkins' restaurants and franchised 323 Perkins' restaurants. The Company also owned and operated 79 Marie Callender's restaurants, one Callender's Grill and one East Side Mario's restaurant and franchised 45 Marie Callender's restaurants and one Callender's Grill. Additionally, the Company operated 11 Marie Callender's restaurants under partnership agreements.


CONFERENCE CALL

Perkins & Marie Callender's Inc. has scheduled a conference call for Tuesday, June 12, 2007, at 10:30 a.m. (CT) to review the first quarter of 2007 earnings. The dial-in number for the conference call is (866) 207-2203 and the access code number is 3499054. A taped playback of this call will be available two hours following the call on Tuesday, June 12, 2007 through midnight (CT) on Monday, June 18, 2007. The taped playback can be accessed by dialing (800) 642-1687 and by using access code number 3499054.


FORWARD-LOOKING STATEMENTS

THIS PRESS RELEASE CONTAINS "FORWARD-LOOKING STATEMENTS" WITHIN THE MEANING OF
SECTION 27A OF THE SECURITIES ACT OF 1933, AS AMENDED, AND SECTION 21E OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. THESE STATEMENTS MAY BE IDENTIFIED BY THE USE OF FORWARD-LOOKING TERMINOLOGY SUCH AS "ANTICIPATE," "BELIEVE," "CONTINUE," "COULD," "ESTIMATE," "EXPECT," "INTEND," "MAY," "MIGHT," "PLAN," "POTENTIAL," "PREDICT," "SHOULD," OR "WILL," OR THE NEGATIVE THEREOF OR OTHER VARIATIONS THEREON OR COMPARABLE TERMINOLOGY.

PERKINS & MARIE CALLENDER'S INC. HAS BASED THESE FORWARD-LOOKING STATEMENTS ON ITS CURRENT EXPECTATIONS, ASSUMPTIONS, ESTIMATES AND PROJECTIONS. WHILE THE COMPANY BELIEVES THESE EXPECTATIONS, ASSUMPTIONS, ESTIMATES AND PROJECTIONS ARE REASONABLE, SUCH FORWARD-LOOKING STATEMENTS ARE ONLY PREDICTIONS AND INVOLVE KNOWN AND UNKNOWN RISKS AND UNCERTAINTIES, MANY OF WHICH ARE BEYOND ITS CONTROL. SOME OF THE KEY FACTORS THAT COULD CAUSE ITS ACTUAL RESULTS, PERFORMANCE OR ACHIEVEMENTS TO DIFFER MATERIALLY FROM ANY FUTURE RESULTS, PERFORMANCE OR ACHIEVEMENTS EXPRESSED OR IMPLIED BY THESE FORWARD-LOOKING STATEMENTS INCLUDE THE FOLLOWING:

     o    COMPETITIVE PRESSURES AND TRENDS IN THE RESTAURANT INDUSTRY;
     o    PREVAILING PRICES AND AVAILABILITY OF FOOD, SUPPLIES AND LABOR;
     o    RELATIONSHIPS WITH FRANCHISEES AND FINANCIAL HEALTH OF FRANCHISEES;
     o    GENERAL ECONOMIC CONDITIONS AND DEMOGRAPHIC PATTERNS;
     o    OUR SUBSTANTIAL INDEBTEDNESS;
     o    DEVELOPMENT AND EXPANSION PLANS; AND
     o    STATEMENTS COVERING OUR BUSINESS STRATEGY.

GIVEN THESE RISKS AND UNCERTAINTIES, YOU ARE CAUTIONED NOT TO PLACE UNDUE RELIANCE ON SUCH FORWARD-LOOKING STATEMENTS. THE FORWARD-LOOKING STATEMENTS INCLUDED IN THIS PRESS RELEASE ARE MADE ONLY AS OF THE DATE HEREOF. PERKINS & MARIE CALLENDER'S INC. DOES NOT UNDERTAKE AND SPECIFICALLY DECLINES ANY OBLIGATION TO UPDATE ANY SUCH STATEMENTS OR TO PUBLICLY ANNOUNCE THE RESULTS OF ANY REVISIONS TO ANY OF SUCH STATEMENTS TO REFLECT FUTURE EVENTS OR DEVELOPMENTS.

                        PERKINS & MARIE CALLENDER'S INC.
                 CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
                            (unaudited; in thousands)

                                                           First Quarter         First Quarter
                                                               Ended                 Ended
                                                          April 22, 2007        April 16, 2006
                                                         ---------------        ---------------
REVENUES:
     Food sales                                           $     168,888         $  157,699
     Franchise and other revenue                                  9,398              9,033
                                                         ---------------        ---------------

Total Revenues                                                  178,286            166,732
                                                         ---------------        ---------------
COSTS AND EXPENSES:
  Cost of sales (excluding depreciation
    shown below):
      Food cost                                                  47,323             45,123
      Labor and benefits                                         58,321             54,234
      Operating expenses                                         44,094             40,295
  General and administrative                                     14,224             13,570
  Transaction costs                                                 184                554
  Depreciation and amortization                                   7,121              6,093
  Interest, net                                                   9,481             11,748
  (Gain) loss on disposition of assets                                9                (55)
  Lease termination                                                   -                366
  Asset write-down                                                  146                  9
  Other, net                                                        (30)               (55)
                                                         ---------------        ---------------
Total Costs and Expenses                                        180,873            171,882
                                                         ---------------        ---------------
Loss before income taxes and minority                            (2,587)            (5,150)
  interests
Provision for income taxes                                            -                  -
Minority interests                                                 (162)               (74)
                                                         ---------------        ---------------
NET LOSS                                                  $      (2,749)        $   (5,224)
                                                         ===============        ===============

           NOTE:  First quarter 2007 includes sixteen operating weeks for Marie Callender's versus thirteen operating weeks in the first quarter of 2006.

                        PERKINS & MARIE CALLENDER'S INC.
                      CONDENSED CONSOLIDATED BALANCE SHEETS
                            (unaudited; in thousands)

                                                                                  April 22, 2007             December 31, 2006
                                                                            ------------------------     ------------------------
                                  ASSETS
CURRENT ASSETS:
Cash and cash equivalents                                                   $          4,124            $              9,069
Restricted cash                                                                        9,489                          11,193
Receivables, less allowances for doubtful accounts                                    17,725                          18,316
Inventories, net                                                                      12,296                          10,996
Prepaid expenses and other current assets                                              5,755                           4,824
Escrow deposits                                                                        5,022                           5,022
                                                                            ------------------------    -------------------------
                         Total current assets                                         54,411                          59,420
                                                                            ------------------------    -------------------------

PROPERTY AND EQUIPMENT, net of
   accumulated depreciation and amortization                                          90,286                          91,044
INVESTMENTS IN UNCONSOLIDATED PARTNERSHIPS                                               252                             238
GOODWILL                                                                             140,638                         140,638
INTANGIBLE ASSETS, net of accumulated amortization                                    45,382                          46,192
DEFERRED INCOME TAXES                                                                    985                             985
OTHER ASSETS                                                                          13,194                          13,627
                                                                            ------------------------    -------------------------
                                                                            $        345,148            $            352,144
                                                                            ========================    =========================

                 LIABILITIES AND STOCKHOLDER'S INVESTMENT

CURRENT LIABILITIES:
 Accounts payable                                                           $         18,992            $             22,799
 Accrued expenses                                                                     58,255                          69,142
 Accrued income taxes                                                                  1,124                             352
 Franchise advertising contributions                                                   5,438                           5,392
 Current maturities of long-term debt and capital lease obligations                    1,657                           1,706
                                                                            ------------------------    -------------------------
                         Total current liabilities                                    85,466                          99,391
                                                                            ------------------------    -------------------------

CAPITAL LEASE OBLIGATIONS, less current maturities                                     6,515                           6,249
LONG-TERM DEBT, less current maturities                                              295,822                         286,379
DEFERRED RENT                                                                         10,259                           9,768
OTHER LIABILITIES                                                                      5,407                           5,953

MINORITY INTEREST IN CONSOLIDATED PARTNERSHIPS                                            85                              75

STOCKHOLDER'S INVESTMENT:
Common stock, $.01 par value, 100,000 shares authorized,
  10,820 issued and outstanding                                                            1                               1
Additional paid-in capital                                                           136,131                         136,131
Other comprehensive income                                                                27                              13
Accumulated deficit                                                                 (194,565)                       (191,816)
                                                                            ------------------------    -------------------------
                         Total stockholder's investment                              (58,406)                        (55,671)
                                                                            ------------------------    -------------------------
                                                                            $        345,148            $            352,144
                                                                            ========================    =========================

                        PERKINS & MARIE CALLENDER'S INC.
                 CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
                            (unaudited; in thousands)


                                                                 First Quarter         First Quarter
                                                                     Ended                 Ended
                                                                April 22, 2007         April 16, 2006
                                                              ------------------     -----------------
CASH FLOWS FROM OPERATING ACTIVITIES:
Net loss                                                      $          (2,749)     $       (5,224)
Adjustments to reconcile net loss to net cash
     used in operating activities :
  Depreciation and amortization                                           7,121               6,093
  Amortization of discount                                                   99                  99
  Other non-cash income and expense items                                   (17)              3,460
  (Gain) loss on disposition of assets                                        9                 (55)
  Asset write-down                                                          146                   9
  Minority interests                                                        162                  74
  Equity in net loss of unconsolidated partnerships                         (14)                 44
  Net changes in operating assets and liabilities                       (13,238)            (10,996)
                                                              ------------------     -----------------
  Total adjustments                                                      (5,732)             (1,272)
                                                              ------------------     -----------------
Net cash used in operating activities                                    (8,481)             (6,496)
                                                              ------------------     -----------------

CASH FLOWS FROM INVESTING ACTIVITIES:
  Cash paid for property and equipment                                   (5,418)             (3,634)
  Proceeds from sale of assets                                                3               1,114
                                                              ------------------     -----------------
  Net cash used in investing activities                                  (5,415)             (2,520)
                                                              ------------------     -----------------

CASH FLOWS FROM FINANCING ACTIVITIES:
  Principal payments under capital lease obligations                       (241)               (236)
  Payments on long-term debt                                               (256)               (600)
  Net proceeds from revolver                                              9,600               1,060
  Debt issuance costs                                                         -                   -
  Distributions to minority partners                                       (152)                (74)
  Capital contribution from parent                                            -               8,815
                                                              ------------------     -----------------
  Net cash provided by financing activities                               8,951               8,965
                                                              ------------------     -----------------

  Net decrease in cash and cash equivalents                              (4,945)                (51)

CASH AND CASH EQUIVALENTS:
  Balance, beginning of period                                            9,069               3,988
                                                              ------------------     -----------------
  Balance, end of period                                      $           4,124      $        3,937
                                                              ==================     =================



                  NOTE:  First quarter 2007 includes sixteen operating weeks for Marie Callender's versus thirteen operating weeks in the first quarter of 2006.